UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2022

Core Molding Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Manor Park Drive, Columbus, Ohio		43228-0183
(Address of principal executive office)		(Zip Code)
Registrant’s telephone number, including area code: (614) 870-5000
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CMT	NYSE American LLC
Preferred Stock purchase rights, par value $0.01	N/A	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders (the “Annual Meeting”) of Core Molding Technologies, Inc. (the “Company”) was held on May 12, 2022. As of the record date, there were a total of 8,702,109 shares of common stock outstanding and entitled to vote at the Annual Meeting. A total of 6,706,850 shares of the Company’s common stock entitled to vote were present or represented by proxy at the Annual Meeting constituting a quorum. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present. Broker non-votes were not treated as a vote for or against any particular director nominee nor the advisory vote on executive compensation. For more information on the four proposals see the Company's definitive proxy statement dated April 8, 2022.

The results are as of follows:

Proposal 1 — Election of seven directors to serve until the next annual meeting of stockholders.

Nominees	Votes For	Votes Withheld	Broker Non-Votes
David L. Duvall	5,396,422	79,358	1,231,070
Thomas R. Cellitti	5,219,138	256,642	1,231,070
James F. Crowley	5,203,936	271,844	1,231,070
Ralph O. Hellmold	5,219,769	256,011	1,231,070
Matthew E. Jauchius	5,276,907	198,873	1,231,070
Sandra L. Kowaleski	5,413,983	61,797	1,231,070
Andrew O. Smith	5,414,342	61,438	1,231,070
Proposal 2 — Advisory vote on the frequency of votes on executive compensation

1 Year	2 Years	3 Years	Abstain
4,849,018	58,126	563,747	4,889

Proposal 3 — Advisory vote on executive compensation

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
4,806,696	655,153	13,931	1,231,070

Proposal 4 — Ratification of the appointment of Crowe LLP as our independent registered public accounting firm for year ended December 31, 2022.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
6,672,017	33,181	1,652	1,231,070

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

Date: May 13, 2022	By:	/s/ John P. Zimmer
	Name:	John P. Zimmer
	Title:	Executive Vice President, Treasurer, Secretary and Chief Financial Officer